                                                                Exhibit 99.3 (i)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 1999-1 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
----------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                               Exhibit 99.3 (ii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 1999-2 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                              Exhibit 99.3 (iii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 1999-3 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
-----------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                               Exhibit 99.3 (iv)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 1999-4 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                                Exhibit 99.3 (v)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2000-1 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                               Exhibit 99.3 (vi)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2000-2 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                              Exhibit 99.3 (vii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2000-3 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                             Exhibit 99.3 (viii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2001-1 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                               Exhibit 99.3 (ix)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2001-2 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                                Exhibit 99.3 (x)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2001-3 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                               Exhibit 99.3 (xi)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2001-4 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                              Exhibit 99.3 (xii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2002-1 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                             Exhibit 99.3 (xiii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2002-2 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                              Exhibit 99.3 (xiv)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2002-3 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                               Exhibit 99.3 (xv)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2002-4 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                              Exhibit 99.3 (xvi)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2003-1 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                             Exhibit 99.3 (xvii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2003-2 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                            Exhibit 99.3 (xviii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2003-3 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                              Exhibit 99.3 (xix)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2003-4 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                               Exhibit 99.3 (xx)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2003-5 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                              Exhibit 99.3 (xxi)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                           Series 2003-6 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                             Exhibit 99.3 (xxii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                          Series 2001-AD1 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                            Exhibit 99.3 (xxiii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                          Series 2001-C1 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                             Exhibit 99.3 (xviv)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                          Series 2001-C2 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                              Exhibit 99.3 (xxv)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                          Series 2001-C3 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                             Exhibit 99.3 (xxvi)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                          Series 2002-C1 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                            Exhibit 99.3 (xxvii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                          Series 2003-C1 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                           Exhibit 99.3 (xxviii)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                          Series 2003-C2 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation

                                                             Exhibit 99.3 (xxix)

                                  CERTIFICATION

                           Chase Funding Mortgage Loan
                            Asset-Backed Certificates
                          Series 2001-FF1 (the "Trust")

I, Luke S. Hayden, Chief Executive Officer of Chase Funding, Inc., the depositor of assets into the above-referenced Trust, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of the Trust;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4. Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in this annual report, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5. The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement, that is included in this annual report.





Date:    March 30, 2004


         /s/ Luke S. Hayden
------------------------------------------
Name:    Luke S. Hayden
Title:   Chief Executive Officer
Company: Chase Mortgage Finance Corporation